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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2000




                            CENTURY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                                  0-16234                             52-1489098
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)






1275 PENNSYLVANIA AVENUE N.W., WASHINGTON, D.C.                                20004
   (Address of principal executive offices)                                  (Zip code)




       Registrant's telephone number, including area code: (202) 496-4000


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ITEM 5.           OTHER EVENTS.

           Century Bancshares, Inc. made the press release attached hereto as
           Exhibit 99.1 on October 11, 2000.




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following material is filed as an exhibit to this Current Report on Form 8-K.

         Exhibit
         Number                     Description
         ------                     -----------

           99.1                     Press Release dated October 11, 2000.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTURY BANCSHARES, INC.



Dated: October 11, 2000                     By:
                                               ---------------------------------
                                                   Joseph S. Bracewell
                                                   President





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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

 99.1                      Press Release dated October 11, 2000.




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